UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2019

Commission File Number	Exact name of Registrant as Specified in its Charter	IRS Employer Identification No.

001-08489	DOMINION ENERGY, INC.	54-1229715

000-55337	VIRGINIA ELECTRIC AND POWER COMPANY	54-0418825

001-37591	DOMINION ENERGY GAS HOLDINGS, LLC	46-3639580

Virginia	120 Tredegar Street	23219
(State or other jurisdiction of incorporation)	(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, Including Area Code:
(804) 819-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐
        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
        Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐

Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐

Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
DOMINION ENERGY, INC.	Common Stock, no par value	D	New York Stock Exchange
	2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
	2019 Series A Corporate Units	DCUE	New York Stock Exchange
DOMINION ENERGY GAS HOLDINGS, LLC	2014 Series C 4.6% Senior Notes		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
As reported in a Current Report on Form 8-K filed by Dominion Energy Gas Holdings, LLC (Dominion Energy Gas) on November 8, 2019, Dominion Energy Gas completed a restructuring in which Dominion Energy Gas (1) acquired Dominion Cove Point, LLC and Dominion MLP Holding Company II, LLC and (2) completed the disposition of The East Ohio Gas Company and Dominion Gathering and Processing, Inc. in a series of transactions (the Restructuring).
Attached hereto as Exhibit 99.1 are the unaudited consolidated financial statements of Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas (collectively, the Companies) for the quarter ended September 30, 2019, which replace Part I, Item 1. Financial Statements in the Companies’ Quarterly Report for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission (the SEC) on November 1, 2019 (the 2019 Third Quarter Form 10-Q). The unaudited consolidated financial statements with respect to Dominion Energy Gas give retrospective effect to the Restructuring as though it had occurred at the beginning of the period presented. Attached hereto as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the updated unaudited consolidated financial statements of Dominion Energy Gas and replaces Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the 2019 Third Quarter Form 10-Q.
The information in this report should be read in conjunction with the other information included (but not replaced as described above) in the 2019 Third Quarter Form 10-Q. More current information is contained in the Companies’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and the Companies’ other filings with the SEC.
Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description

99.1
Item 1. Financial Statements of Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas’ combined Quarterly Report on Form 10-Q for quarterly period ended September 30, 2019.

99.2
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas’ combined Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

101
The following financial statements for the quarter ended September 30, 2019 from Dominion Energy, Inc.’s Current Report on Form 8-K, filed on November 18, 2019, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements for the quarter ended September 30, 2019 from Virginia Electric and Power Company’s Current Report on Form 8-K, filed on November 18, 2019, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Common Shareholder’s Equity (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements for the quarter ended September 30, 2019 from Dominion Energy Gas Holdings, LLC’s Current Report on Form 8-K, filed on November 18, 2019, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer
  Date:     November 18, 2019

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer
  Date:     November 18, 2019

DOMINION ENERGY GAS HOLDINGS, LLC
Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer
  Date:     November 18, 2019